SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2007
COPANO ENERGY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-32329 (Commission File Number)	51-0411678 (I.R.S. Employer Identification No.)

2727 Allen Parkway, Suite 1200 Houston, Texas (Address of Principal Executive Offices)		77019 (Zip Code)
Registrant’s Telephone Number, including Area Code: (713) 621-9547
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Press Release
Presentation Materials - A.G. Edwards' Yield Conference
Presentation Materials - Bear Stearns Sixteenth Annual Conference

Item 7.01 Regulation FD Disclosure.
     On May 10, 2007, Copano Energy, L.L.C. (the “Company”) issued a press release announcing that John Eckel, its Chairman and Chief Executive Officer will speak at A.G. Edwards’ Yield Conference to be held in New York City on May 15, 2007. The Company’s presentation at the conference will be webcast live on May 15, 2007, at 4:30 p.m. Eastern Daylight Time. The press release and the presentation materials are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and are incorporated into this Item 7.01 by reference.
     Mr. Eckel will also speak at the Bear Stearns Sixteenth Annual Global Credit Conference to be held in New York City on May 15, 2007 at 9:00 a.m. Eastern Daylight Time. The presentation materials are attached to this Current Report on Form 8-K as Exhibit 99.3 and are incorporated into this Item 7.01 by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
Not applicable.
(b) Pro forma financial information.
Not applicable.
(c) Shell company transactions.
Not applicable.
(d) Exhibits.

Exhibit No.	Description

99.1	Copano Energy, L.L.C. press release dated May 10, 2007

99.2	Copano Energy, L.L.C. presentation materials – A.G. Edwards’ Yield Conference

99.3	Copano Energy, L.L.C. presentation materials — Bear Stearns Sixteenth Annual Global Credit Conference

2

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPANO ENERGY, L.L.C.

Date: May 14, 2007	By: Name:	/s/ CARL A. LUNA Carl A. Luna
	Title:	Vice President, Finance

3

Exhibit Index

Exhibit No.	Description

99.1	Copano Energy, L.L.C. press release dated May 10, 2007

99.2	Copano Energy, L.L.C. presentation materials — A.G. Edwards’ Yield Conference

99.3	Copano Energy, L.L.C. presentation materials — Bear Stearns Sixteenth Annual Global Credit Conference